Exhibit 10.2

AMENDMENT NO. 2
TO
LOAN AGREEMENT
AND WAIVER

                     This AMENDMENT NO. 2 TO LOAN AGREEMENT AND WAIVER (this “Amendment”), made as of November 9, 2001, among OGLEBAY NORTON COMPANY (“Borrower”), the banking institutions named in Schedule 1 to the Loan Agreement (as hereinafter defined) (collectively, the “Banks” and individually, “Bank”), KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Banks (“Agent”), BANK ONE, MICHIGAN, as syndication agent (“Syndication Agent”) and THE BANK OF NOVA SCOTIA, as documentation agent (“Documentation Agent”),

WITNESSETH:

                      WHEREAS, Borrower, the Banks, the Agent, the Syndication Agent and the Documentation Agent have entered into that certain Loan Agreement, dated as of April 3, 2000, and as subsequently amended by that certain Amendment No. 1 to Loan Agreement and Waiver, dated as of June 30, 2001 (as amended from time to time, the “Loan Agreement”), pursuant to which the Banks have made certain loans and other financial accommodations available to Borrower; and

                     WHEREAS, Borrower, the Banks, the Agent, the Syndication Agent and the Documentation Agent desire to amend the Loan Agreement as hereinafter set forth;

                     NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks, the Agent, the Syndication Agent and the Documentation Agent do hereby agree as follows:

1.                 DEFINED TERMS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement.

2.                AMENDMENT TO THE LOAN AGREEMENT.

               2.1  Amendment to Article I. DEFINITIONS. The new definition of “Amendment No. 2 Closing Date” shall be inserted into Article I in appropriate alphabetical order and the definitions of “Derived LIBOR Rate” in Article I shall be amended to read as follows:

               “Amendment No. 2 Closing Date shall mean November 9, 2001.

           “Derived LIBOR Rate” shall mean a rate per annum equal to:

                              (a) for the period from the Amendment No. 2 Closing Date through December 28, 2001, the LIBOR Rate plus 350 Basis Points; and

                              (b) commencing December 29, 2001 and at all times thereafter, the sum of the Applicable Margin (from time to time in effect) plus the LIBOR Rate.

               2.2            Amendment to Section 5.20 CAPITAL DISTRIBUTIONS. Section 5.20 is amended to read as follows:

               SECTION 5.20. CAPITAL DISTRIBUTIONS. No Company shall pay or commit themselves to pay any Capital Distributions at any time; provided, however, that any Company may pay or commit itself to pay a Capital Distribution at any time to Borrower or a Pledgor.

3.           WAIVER.

               3.1           Waiver. Subject to and conditioned on the effectiveness of this Amendment, to the extent that the following actions or circumstances have resulted in Borrower’s failure to comply with the Loan Agreement, the Banks, in accordance with Section 10.3 of the Loan Agreement, hereby waive, as of the date of this Amendment:

                              (a)   Borrower’s failure to comply with the requirements set forth in Sections 5.7(a), 5.7(b) and 5.7(c) of the Loan Agreement at September 30, 2001, or for the period ended September 30, 2001, as the case may be; and

                              (b)   solely with respect to defaults waived pursuant to Section 3.1(a) above, any Event of Default under Section 7.2 of the Loan Agreement resulting therefrom’

provided, however that the waiver set forth in this Section 3.1 shall continue to be effective only until December 28, 2001, and shall not after such date be effective as a waiver pursuant to the terms hereof of any right, power or remedy of Agent, the Syndication Agent, the Documentation Agent, any Bank under the Loan Agreement unless on or prior to December 28, 2001, the Borrower shall have executed an amendment to the Loan Agreement amending the financial covenants thereof in a manner satisfactory to the Agent and Majority Banks.

4.            REPRESENTATIONS AND WARRANTIES.

               Borrower hereby represents and warrants as follows:

              4.1             The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms. The execution, delivery, and performance of this Amendment, the Loan Agreement (as amended hereby), and the other Loan Documents to which Borrower is a party are within Borrower’s corporate powers, have been duly authorized, and are not in contravention of Law or the terms of Borrower’s Certificate of Incorporation or By-Laws or any indenture (including the Indenture) or other document or instrument evidencing borrowed money or any other agreement or undertaking to which Borrower is a party or by which it or its property is bound.

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              4.2         Claims and Defenses. As of the date of this Amendment, neither Borrower nor any of the Companies has any defenses, claims, counterclaims or setoffs with respect to the Loan Agreement, the Loan Documents or any obligations thereunder or with respect to any actions of the Agent, the Syndication Agent, the Documentation Agent, the Banks or any of their respective officers, directors, shareholders, employees, agents or attorneys, and Borrower irrevocably and absolutely waives any such defenses, claims, counterclaims and setoffs and releases Agent, the Syndication Agent, the Documentation Agent, the Banks, and each of their respective officers, directors, shareholders, employees, agents and attorneys, from the same.

               4.3         Loan Agreement. The Loan Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

              4.4         Nonwaiver. Except as expressly provided in Section 3 hereto, the execution, delivery, performance and effectiveness of this Amendment shall not operate, be deemed to be, or be construed to be a waiver: (i) of any right, power or remedy of Agent, the Syndication Agent, the Documentation Agent, any Bank under the Loan Agreement or (ii) of any term, provision, representation, warranty or covenant contained in the Loan Agreement or any other documentation executed in connection therewith. Further, except as set forth in Section 3 of this Agreement, none of the provisions of this Amendment shall constitute, be deemed to be or construed to be, a waiver of any Event of Default under the Loan Agreement as previously amended and as further amended by this Amendment.

             4.5        Reference to and Effect on the Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Loan Agreement, as previously amended and as further amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement, as previously amended and as further amended hereby.

5.         CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT NO. 2 AND WAIVER.

              This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been fulfilled:

              5.1         Amendment No. 2 to Loan Agreement and Waiver. The Agent shall have received from Borrower and a requisite number of Banks constituting the Majority Banks (as defined in the Loan Agreement) an original counterpart of this Amendment No. 2 to Loan Agreement and Waiver, executed and delivered by a duly authorized officer of Borrower or each such Bank, as the case may be.

              5.2       Amendment No. 2 to Credit Agreement and Waiver. The Agent shall have received from Borrower and a requisite number of Banks constituting the Majority Banks an original counterpart of Amendment No. 2 to Credit Agreement and Waiver, in form and substance acceptable to the Agent, executed and delivered by a duly authorized officer of Borrower or each such Bank, as the case may be.

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              5.3       Acknowledgment of Guarantors. The Agent shall have received the Acknowledgment of Guarantors, attached hereto, executed and delivered by a duly authorized officer of each of the Guarantors.

6.          MISCELLANEOUS.

              6.1       Governing Law. This Amendment has been delivered and accepted at and shall be deemed to have been made at Cleveland, Ohio. This Amendment shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio, without regard to principles of conflict of law, and all other laws of mandatory application.

              6.2        Severability. Each provision of this Amendment shall be interpreted in such manner as to be valid under applicable law, but if any provision hereof shall be invalid under applicable law, such provision shall be ineffective to the extent of such invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

              6.3       Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

[Signature Page to Follow]

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IN WITNESS WHEREOF, Borrower has caused this Amendment No. 2 to Loan Agreement and Waiver to be duly executed and delivered by its duly authorized officer as of the date first above written.

Address:	1100 Superior Avenue Cleveland, Ohio 44114 Attention: Treasurer	OGLEBAY NORTON COMPANY

By:
Name:
Title:

Address:	Key Center 127 Public Square Cleveland, Ohio 44114-1306 Attention: Large Corporate Banking Division	KEYBANK NATIONAL ASSOCIATION,
as a Bank and as Agent

By:
Name:
Title:

Address:	611 Woodward Avenue Detroit, Michigan 48226 Attention: Large Corporate Banking Division	BANK ONE, MICHIGAN

By:
Name:
Title:

Address:	600 Peachtree Street Suite 2700 Atlanta, Georgia 30308 Attention: Large Corporate Banking Division	THE BANK OF NOVA SCOTIA

By:
Name:
Title:

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Address:	500 Woodward Avenue, 9th Fl. Detroit, Michigan 48226 Attention: Large Corporate Banking Division	COMERICA BANK

By:

Name:

Title:

Address:	231 S. LaSalle Street Chicago, Illinois 60697 Attention: Peter J. Gates Banking Division	BANK OF AMERICA, N.A.

By:

Name:

Title:

Address:	111 West Monroe, 10W Chicago, Illinois 60603 Attention: Large Corporate Banking Division	HARRIS TRUST AND SAVINGS BANK

By:

Name:

Title:

Address:	975 Euclid Avenue Cleveland, Ohio 44115 Attention: Large Corporate Banking Division	THE HUNTINGTON NATIONAL BANK

By:

Name:

Title:

Address:	1111 Superior Avenue Suite 1600 Cleveland, Ohio 44114 Attention: Large Corporate Banking Division	MELLON BANK, N.A.

By:

Name:

Title:

Address:	1900 East Ninth Street Cleveland, Ohio 44114 Attention: Large Corporate Banking Division	NATIONAL CITY BANK

By:

Name:

Title:

Address:	250 West Huron Cleveland, Ohio 44113 Attention: Large Corporate Banking Division	THE CHASE MANHATTAN BANK

By:

Name:

Title:

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Address:	1404 East Ninth Street	FIFTH THIRD BANK, NORTHEASTERN OHIO
Cleveland, Ohio 44114
Attention: Large Corporate
	Banking Division	By:
Name:
Title:

Address:	1350 Euclid Avenue	FIRSTAR BANK, NATIONAL ASSOCIATION
Cleveland, Ohio 44115
Attention: Large Corporate
	Banking Division	By:
Name:
Title:

Address:	1185 Avenue of the Americas	FLEET NATIONAL BANK
New York, New York 10036
	Attention: Manhattan Commercial	By: Name: Title:

Address:	110 South Stratford Road	BRANCH BANKING & TRUST CO.
Suite 301
	Winston-Salem, NC 27104 Attention: Large Corporate Banking Division	By: Name: Title:

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ACKNOWLEDGMENT OF GUARANTORS

        Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 2 to Loan Agreement and Waiver. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment, the Security Agreement and any other Loan Document to which any of the undersigned is a party shall remain in full force and effect and be unaffected hereby.

.

ONCO Investment Company
Oglebay Norton Industrial Minerals, Inc.
Oglebay Norton Management Company
Oglebay Norton Industrial Sands, Inc.
Oglebay Norton Terminals, Inc.
Oglebay Norton Engineered Materials Inc.
Michigan Limestone Operations, Inc.
Global Stone Corporation (successor by merger to Oglebay Norton Acquisition Company)

Global Stone Tenn Lutrell Company
Global Stone Chemstone Corporation
Global Stone St. Clair, Inc.
Global Stone Filler Products Company
Global Stone James River, Inc.
GS PC, Inc.
Oglebay Norton Minerals, Inc.
Oglebay Norton Specialty Minerals, Inc.
ON Marine Services Company

By:
Rochelle F. Walk, as Vice President and Secretary of each of the companies listed above.

Texas Mining, LP, by its General Partner
Oglebay Norton Industrial Sands, Inc.

By:
Rochelle F. Walk Vice President and Secretary

Global Stone PenRoc LP, by its General Partner,
GS PC, Inc,.

By:
Rochelle F. Walk Vice President and Secretary

Oglebay Marine Services Company, L.L.C., by its Member OM MARINE SERVICES COMPANY

By:
Rochelle F. Walk Vice President and Secretary

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